CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Kenneth E. Banwart, Chief Executive Officer of ASA Debt Arbitrage Fund LLC (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    April 8, 2005                     /s/ Kenneth E. Banwart
     ------------------------     ----------------------------------------------
                                  Kenneth E. Banwart, Chief Executive
                                  Officer
                                  (principal executive officer)


I, Jeremy L. Standrod, Chief Financial Officer of ASA Debt Arbitrage Fund LLC (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    April 8, 2005                     /s/ Jeremy L. Standrod
     ------------------------     ----------------------------------------------
                                  Jeremy L. Standrod, Chief Financial Officer
                                  (principal financial officer)